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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549


                          ----------------------------

                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  August 1, 1999



                              CLEVELAND-CLIFFS INC
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             (Exact name of registrant as specified in its charter)

        OHIO                              1-8944                 34-1464672
----------------------------        ------------------       -------------------
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)


1100 Superior Avenue, Cleveland, Ohio                               44114
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   (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:  (216-694-5700)
                                                     --------------



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          (Former name or former address, if changed since last report)





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ITEM 5.  OTHER EVENTS.
         -------------

         Cleveland-Cliffs Inc has published News Releases as follows:

         (1) On August 1, 1999 Cleveland-Cliffs Inc published a News Release with respect to labor contract settlements; and

         (2) On August 2, 1999 Cleveland-Cliffs Inc published a News Release with respect to production cutbacks.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ----------------------------------

     (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED:  None

     (b) PRO FORMA FINANCIAL INFORMATION:  None

     (c) EXHIBITS:

         EXHIBIT
         NUMBER        EXHIBIT
         -------       -------                                 --------
         99(a)         Cleveland-Cliffs Inc News Release       Filed
                       published on August 1, 1999, with       Herewith
                       respect to labor contract settlements

         99(b)         Cleveland-Cliffs Inc News Release       Filed
                       published on August 2, 1999, with       Herewith
                       respect to production cutbacks



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    CLEVELAND-CLIFFS INC



                                       By: /s/ C. B. Bezik
                                          --------------------------------------
                                           Name: C. B. Bezik
                                           Title: Senior Vice President-Finance
Dated: August 6, 1999

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                                INDEX TO EXHIBITS
                                -----------------



                  EXHIBIT
                  NUMBER     EXHIBIT
                  -------    -------                                    --------

                  99(a)      Cleveland-Cliffs Inc News Release          Filed
                             published on August 1, 1999, with          Herewith
                             respect to labor contract settlements

                  99(b)      Cleveland-Cliffs Inc News Release          Filed
                             published on August 2, 1999, with          Herewith
                             respect to production cutbacks


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